Form 8-K

                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 1, 1995 (November 17,
1995)


                         SAN JUAN BASIN ROYALTY TRUST

            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Texas                        1-8032                     75-6279898
----------------------------    -------------------------   -------------------
(State or other jurisdiction     (Commission File Number)   (IRS Employer
      of incorporation)                                     Identification No.)


     Bank One, Texas, NA, Trust Department
        P.O. Box 2604, Fort Worth, Texas                     76113
    ----------------------------------------------        ------------
      (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (817) 884-4630


                                  Not applicable
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)



Item 1.         Not Applicable.

Item 2.         Not Applicable.

Item 3.         Not Applicable.

Item 4.         Not Applicable.

Item 5.         Other Events.

                As previously reported in San Juan Basin Royalty Trust's Form 10-Q for the quarterly period ended September 30, 1995, with regard to the lawsuit filed by the Trustee of the San Juan Basin Royalty Trust against Meridian Oil Inc. and Southland Royalty Company in the state district court in Santa Fe County, New Mexico, in Cause No. SF94-1982(c), a hearing was held on November 17, 1995 with regard to the Trustee's motion for leave to file its Second Amended Complaint. Such motion was granted by the court. The Trustee filed the Second Amended Complaint to more fully particularize the pleadings, the nature of the claims of liability in the case, and the facts supporting alter ego and single business enterprise liability and fraudulent concealment as it pertains to the Defendants' statute of limitations defense and to assert the following additional claims for relief: breach of express good faith duty, constructive fraud, unjust enrichment and prima facie tort and to add claims in the alternative of intentional interference with contract and of conspiracy. A copy of such Second
                Amended Complaint is attached hereto as an exhibit.

                 Also, as previously reported, trial of the above-referenced proceeding was scheduled for February 1996. Meridian Oil Inc. and Southland Royalty Company filed a motion seeking a continuance of the February 1996 trial setting. Such motion was granted at a hearing held on November 28, 1995. Trial is now scheduled to begin July 15, 1996.

Item 6.         Not Applicable.

Item 7.         Financial Statements and Exhibits.

                (a)     Not Applicable
                (b)     Not Applicable
                (c)     Exhibits

                         (99.1)   Second Amended Complaint For Breach
                                  Of Contract, Tortious Conduct and For
                                  Damages and Equitable Relief

                         (99.2)   Press Release dated November 30, 1995

Item 8.         Not Applicable.



                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BANK ONE, TEXAS, NA
                                        Trustee of the
                                        San Juan Basin Royalty Trust


                                        By: /s/ LEE ANN ANDERSON
                                            --------------------------------
                                            Lee Ann Anderson
                                            Vice President

DATE:  December 1, 1995


              (The Trust has no directors or executive officers.)


                                 EXHIBIT INDEX


Exhibit No.                          Exhibit                          Page
-------------           ----------------------------------            -----

   99.1                  Second Amended Complaint For Breach Of
                         Contract, Tortious Conduct and For Damages and Equitable Relief

   99.2                  Press Release Dated November 30, 1995